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Exhibit 10.1 Real Estate Sales Contract Between Martin Land Development
             and Citizens First Bank


                        REAL ESTATE SALES CONTRACT


                     This REAL ESTATE SALES CONTRACT ("Contract"), made and entered into in duplicate original copies on this the
20th day of May, 2005, by and between MARTIN LAND DEVELOPMENT COMPANY, INC.,
1605 Ashley Street, Suite 100, Bowling Green, Kentucky 42103, hereinafter referred to as "Seller," and CITIZENS FIRST BANK, 1805 Campbell Lane, Bowling Green, Kentucky 42104, hereinafter referred to as "Purchaser."
                            W I T N E S S E T H:
                  The Seller does hereby agree to sell, and Purchaser hereby agrees to purchase in accordance with the terms and conditions hereinafter set forth that certain real property addressed at 1065 Ashley Street, Bowling Green, Kentucky (the "Premises") and being the same property conveyed to the Seller by deed of record in Deed Book 737, Page 135, in the office of the Warren County Clerk, a copy of which is annexed hereto, marked as Exhibit "A" and incorporated herein.
                  1. PURCHASE PRICE. The purchase price is THREE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($3,750,000.00) payable in cash or immediately available funds at closing.
                  2. CONVEYANCE. The Seller agrees to convey or cause to be conveyed to the Purchaser title to the Premises by general warranty deed subject only to a lien for city, county, state and school taxes for the year the conveyance takes place, the rules and regulations of the City-County Planning Commission of Warren County, Kentucky, and the Kentucky Airport Zoning Commission, recorded easements heretofore granted for public roads and public utilities, avigation easements, restrictions set forth in Plat Book 25, Page 139 and the Declaration of Protective Covenants and Conditions for Hartland Planned Community Commercial Subdivision of record in Deed Book 13, Page 469 in the office of the Warren County Clerk.
                  3. DUE DILIGENCE PERIOD.
a. Within sixty (60) days following execution of this Agreement, Purchaser shall have obtained such environmental studies as Purchaser may require for purposes of determining the existence or non-existence of any Hazardous Materials on the Premises. Should said environmental audit reveal the existence of any Hazardous Materials which would require remedial action, same shall be deemed, for purposes of this Contract, an objection to title which may be corrected or eliminated within thirty (30) days of notice of same to Seller in
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accordance with the provisions of this Paragraph 3. Seller, however, reserves the right to rescind this Contract if Seller chooses not to correct this objection to title; and
b. Within thirty (30) days following the execution of this Agreement, the
Seller, at Seller's expense, shall provide to Purchaser a preliminary title commitment from a national title insurance company conducting business in Kentucky certifying to Purchaser the then status of title to the Premises and setting forth all objections or exceptions to title affecting the same.
Purchaser shall, within fifteen (15) days after its receipt thereof, notify Seller of any exceptions to title shown thereon which Purchaser deems to be unacceptable or which such title insurance company is unwilling to insure over. If any exceptions to title are deemed unacceptable to Purchaser or uninsurable by the title insurance company, then Seller shall have the option, at its expense, to either correct such defects and eliminate the exceptions to title within thirty (30) days from Purchaser's notification above or rescind this Contract.
         Purchaser shall be able to obtain at Closing an owner's policy of title insurance in an amount equal to the purchase price for the Premises insuring that at the time of recordation of the deed described in Paragraph 2 above there is vested in Purchaser a good and marketable fee simple title to the Premises free and clear of all liens, encumbrances, survey matters or other objections or exceptions to title other than as previously disclosed in the preliminary title report to be delivered in accordance with this paragraph. The premium for such policy of title insurance shall be payable by Purchaser.
c. From the date of execution of this Contract until Closing, the Purchaser shall be permitted access to the Premises upon reasonable notice to the Seller in order to make appropriate engineering, architectural, and construction studies which shall be performed at Purchaser's expense. If any of the tests indicate that the project contemplated by Purchaser cannot be constructed on the Premises by renovation of existing improvements using construction techniques common to the area and without extraordinary expense as determined in
Purchaser's sole discretion, then, at the option of Purchaser and upon written notice to Seller, the Purchaser may elect to terminate all obligations under this Contract. Should Purchaser not give such notice to Seller within sixty (60) days of the date of this Agreement, then Purchaser shall be deemed to have accepted the Premises in its present condition.
d. Purchaser shall promptly apply for all required regulatory approval in order to be permitted to locate banking operations on the Premises. In the event such approval has not been obtained within sixty (60) days from the date of execution of this Contract, then, and in that event, Purchaser shall be entitled to rescind this Contract.
                  5. REPRESENTATIONS OF SELLER. Seller represents and warrants to Purchaser as follows:
         a. It is the owner of good and marketable fee simple title to the Premises subject only to the rules and regulations of the City-County Planning Commission of Warren County, Kentucky, and the Kentucky Airport Zoning Commission,
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recorded easements heretofore granted for public roads and public utilities, avigation easements, restrictions set forth in Plat Book 25, Page 139 and the Declaration of Protective Covenants and Conditions for Hartland Planned
Community Commercial Subdivision of record in Deed Book 13, Page 469 in the office of the Warren County Clerk or as otherwise shown on the commitment for owner's title insurance.
         b.                Seller is authorized to convey the Premises pursuant
to this Contract.
         c. The execution and performance of this Contract will not violate any statute, law or agreement to which Seller is a party or by which Seller or the Premises may be bound or affected.
        d. There is no litigation pending nor, to the knowledge of the Seller, threatened with respect to the Premises or this Contract.
        e. Seller has not entered into any contract, lease or other agreement which is presently in effect (other than this Contract and a current Lease to Morgan Stanley which Lease has been provided to Purchaser) whereby Seller has agreed to sell, lease or otherwise transfer any of Seller's right, title or interest in and to the Premises or any part thereof. Seller represents that it has not granted to any party an option to purchase or right of first refusal to purchase or lease all or any part of the Premises. Seller shall not from date of execution of this Contract until closing enter into any contract, lease or other agreement with respect to the Premises without the without the prior consent of Purchaser, except as referenced in Exhibit B.
        f. All of the warranties and representations of Seller herein contained shall be true and accurate as of the closing date and shall survive the closing.
     6. CONDITIONS PRECEDENT. The following are conditions precedent to Purchaser's obligation to purchase the Premises and perform its obligations at closing:
                           a. Seller shall convey good and marketable title by
General Warranty Deed, in fee simple, to the Premises.
                           b. The representations and warranties of Seller shall
be true and correct in all material respects on and as of the closing date as if made on and as of the closing date.
                           c. Purchaser shall have received appropriate
regulatory approval in order to utilize the Premises for its banking operations.
                           d. Purchaser and Seller's affiliate, Martin
Management Group, Inc. shall have entered into an appropriate lease acceptable to Purchaser whereby Purchaser shall lease to Martin Management Group, Inc. approximately nine thousand (9,000) square feet for a period of ten (10) years, with no right of lessee to terminate during the lease term, at a rental rate of FIFTEEN DOLLARS AND 50/100 ($15.50) per square foot during the first five (5) years of the term of the lease and SIXTEEN
DOLLARS AND 50/100 ($16.50) per square foot during the second five (5) years of the term of the lease. Such lease shall provide that the lessee shall be
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required to pay prorated share of the utilities consumed on the Premises without regard to square footage with lessor paying for taxes and hazard insurance for the Premises and shall further contain such terms and conditions as are normally set forth in a commercial lease.
                           e.       Martin  Management  Group,  Inc.  shall have
agreed to guarantee for a period of two (2) years rental payments due or to become due from Morgan Stanley at a rental rate of SEVENTEEN DOLLARS AND 50/100 ($17.50) per square foot for the portion of the Premises currently occupied by Morgan Stanley comprising approximately three thousand (3,000) square feet.
                  7.       CLOSING. The closing shall take place at any time
upon thirty (30) days' notice from Purchaser to Seller setting forth a date and time of closing but, in no event, later than the 31st day of August, 2005. The closing shall be held either at the office of counsel for Seller or
Purchaser as may be agreed upon by the parties in Bowling Green, Kentucky.
                  8. TAXES. All 2005 ad valorem real estate taxes shall be prorated at closing.
                  9. COSTS AND EXPENSES. The Seller shall pay for the preparation of its General Warranty Deed, any applicable transfer tax and the cost of providing the title commitment. The Purchaser shall pay the cost of recording its deed, all due diligence expenses and the premium for title insurance if Purchaser elects to obtain same. Each party shall pay all costs and expenses incurred by them for professional services--whether from their attorneys, surveyors, architects or engineers.
                  10.      SELLER'S CLOSING OBLIGATIONS. At closing, Seller
shall deliver to Purchaser the following: (a) The General Warranty Deed executed in recordable form by Seller so as to transfer to Purchaser good and marketable title, in fee simple, to the Premises free and clear of all liens and other objections or exceptions to title other than those hereinabove set forth.
                           (b) The lease referred to in Paragraph 5(d) above.
                           (c) The guaranty referred to in Paragraph 5(e) above.
                  11. PURCHASER'S CLOSING OBLIGATIONS. At closing, Purchaser shall deliver to the Seller the purchase price pursuant to Paragraph 1 above.
                  12. REMEDIES.
                           a. SELLER'S REMEDIES. If the purchase and sale
contemplated by this Contract fails to close due to
a default by Purchaser, Seller shall have the right to retain the earnest money deposit made by Purchaser and/or seek specific performance of Purchaser's obligations to purchase.
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                           b. PURCHASER'S REMEDIES. If the sale contemplated by
this Contract fails to close due to a default
by Seller under any term of this Contract, Purchaser shall have the right to recover the earnest money deposit and/or the right to seek specific performance of Seller's obligation to sell.
                  13. BROKERS COMMISSIONS OR FINDERS FEES. Purchaser and Seller acknowledge that no broker or other party brought about this transaction. Each party agrees to indemnify and hold the other party harmless from any claim made by any broker, attorney or finder claiming through that party for a commission or compensation in connection with this Contract for the sale of the Premises. The provisions of this section shall survive the closing.
                  14. SECTION 1031 EXCHANGE. Seller and Purchaser agree that upon the closing of the transaction contemplated hereby, the Seller may utilize the provisions of Section 1031 of the Internal Revenue Code in order to affect an exchange of the subject real property for property of like kind. In the event the Seller determines that it is in its best interest to do so, Purchaser agrees to cooperate with Seller in the procedures and arrangements necessary to achieve a tax-deferred exchange for Seller, including the acceptance of a deed to the subject real property pursuant to a qualified intermediary exchange agreement which may be entered into between the Seller and a qualified intermediary within the meaning of Section 1031 of the Internal Revenue Code. Any additional documents, including deeds and a qualified intermediary exchange agreement shall be prepared, executed and recorded at the cost of the Seller with the
Purchaser's sole responsibility being the recording of Purchaser's deed in accordance with the terms and conditions of this Real Estate Sales Contract.
                  15. MISCELLANEOUS.
         a. This Contract constitutes the entire understanding between the parties hereto, and all prior agreements between the parties with respect to the subject matter hereof are deemed to be merged herein. This Contract may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
This Contract shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, heirs, successors and assigns.
                           b. This Contract shall be construed in accordance
with the laws of the Commonwealth of Kentucky.
                           c. No waiver of a breach of any of the terms,
provisions or conditions of this Contract shall be construed or held to be a waiver of any other breach or any acquiescence in or consent to any further or succeeding breach of the same covenant or condition. No delay or omission to exercise or assert any right or remedy under this Contract shall be construed as a waiver thereof or as a waiver of any right or remedy subsequently arising under this Contract.
                  16.    NOTICES. All notices required to be made hereunder
                         shall be made:
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                         If to PURCHASER:

                         Citizens First Bank
                         Attention:  Mary Cohron, President
                         1805 Campbell Lane
                         Bowling Green, KY  42104

                         with a copy to:

                         English, Lucas, Priest & Owsley, LLP
                         Attention:  Keith M. Carwell
                         1101 College Street, P. O. Box 770
                         Bowling Green, KY  42102-0770

                         If to SELLER:

                         The Corporate Center at Hartland, Inc.
                         Attention:  Cornelius Martin
                         1605 Ashley Street, Suite 100
                         Bowling Green, KY  42103


                       17. ASSIGNABILITY. This Real Estate Sales Contract and all Purchaser's rights and obligations hereunder may be assigned by the Purchaser to any corporation, partnership, limited liability company or other entity currently existing or which may be created without the prior written consent of Seller.
                     18. MUTUAL NEGOTIATION. This Real Estate Sales Contract and the language contained herein have been arrived at by the mutual negotiation of the parties. Accordingly, no provision hereof shall be construed against one party in favor of another party hereof by reason of draftsmanship.
             IN TESTIMONY WHEREOF witness the signatures of the parties hereto on the day and date first above written.

                                                 SELLER:

                                THE CORPORATE CENTER AT HARTLAND,INC.

                                  BY:  _/s/ Cornelius A. Martin___________
                                                           ---------------
                                            CORNELIUS A. MARTIN, President


                                                 PURCHASER:

                                           CITIZENS FIRST BANK


                                  BY:  _/s/ Mary D. Cohron_______________
                                                          ------------------
                                            MARY D. COHRON, President

COMMONWEALTH OF KENTUCKY

COUNTY OF WARREN
                                                33
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                  I, the undersigned, a Notary Public in and for the
         Commonwealth and County aforesaid, do hereby certify that the foregoing Real Estate Sales Contract was executed before me by Martin Land Development, Inc., by and through its President, Cornelius A. Martin, and that the said Cornelius A. Martin personally appeared before me, after being first duly sworn, and declared that he was the officer designated and that he executed the foregoing Real Estate Sales Contract as President of Martin Land Development, Inc., and that the execution of this Real Estate Sales Contract is the voluntary act and deed of Martin Land Development, Inc.

               WITNESS my hand on this 20th day of May, 2005.

                                                     _/s/ Byron K. McBrayer
                                                      ---------------------
                                                          Bryron K. McBrayer
                                              NOTARY PUBLIC, Ky. State-at-Large

                                    My Commission Expires:__April 12, 2008
                                                            --------------

COMMONWEALTH OF KENTUCKY

COUNTY OF WARREN
                                                34

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         I, the undersigned, a Notary Public in and for the Commonwealth and
         County aforesaid, do hereby certify that the foregoing Real Estate Sales Contract was executed before me by Citizens First Bank, by and through its President, Mary Cohron, and that the said Mary Cohron personally appeared before me, after being first duly sworn, and declared that she was the President of Citizens First Bank and that she executed the foregoing Real Estate Sales Contract as President of Citizens First Bank and that the execution of this Real Estate Sales Contract is the voluntary act and deed of Citizens First Bank.

               WITNESS my hand on this 20th day of May, 2005.

                                                     _/s/ Bryon K. McBrayer
                                                      ---------------------
                                                          Byron K. McBrayer
                                              NOTARY PUBLIC, Ky., State-at-Large
                                          My Commission Expires:__April 12, 2008
PREPARED BY:

ENGLISH, LUCAS, PRIEST & OWSLEY, LLP
Attorneys at Law
1101 College Street, P. O. Box 770
Bowling Green, KY  42102-0770
Phone:  (270) 781-6500

BY:  _/s/ Keith M. Carwell
      --------------------
        KEITH M. CARWELL
                                        35

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EXHIBIT 99.2 LEASE BETWEEN CITIZENS FIRST BANK AND MARTIN MANAGEMENT GROUP, INC.

                                      LEASE

                  This LEASE, made and entered into effective August 1st, 2005, by and between CITIZENS FIRST BANK, 1805 Campbell Lane, Bowling Green, Kentucky 42104, hereinafter referred to as "Lessor," and MARTIN MANAGEMENT GROUP, INC., 1065 Ashley Street, Bowling Green, Kentucky 42103, hereinafter referred to as "Lessee."
                                W I T N E S S E T H:
                  For and in consideration of the mutual covenants contained herein and the mutual benefits to be derived by the parties hereto, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor a portion of the Premises addressed at 1065 Ashley Street, Bowling Green, Kentucky, consisting of approximately seven thousand four hundred sixty-six (7,466) square feet, all as more particularly described on EXHIBIT A annexed hereto and incorporated herein by reference in accordance with the terms and conditions hereinafter set forth.
ARTICLE 1.  LEASED PREMISES
                  1.1 DEMISE. Upon the terms and conditions hereinafter set forth and in consideration of the payment of the rents and prompt performance by the Lessee of the covenants and agreements to be kept and performed by the Lessee, the Lessor does hereby lease, let and demise to the Lessee, and the Lessee hereby leases from the Lessor the premises described on EXHIBIT A annexed hereto (the "Leased Premises"), which is a portion of the Citizens First Plaza and being a portion of the same property conveyed to Citizens First Bank by deed dated the 1st day of August, 2005, and recorded in Deed Book 910, Page 188, in the office of the Warren County Clerk.
                           The Leased Premises are part of an office building
owned by the Lessor. All portions of the office
building land not covered by building shall be common area equally available and shared in common by Lessor and Lessee and other tenants of the office building, their employees, agents, customers and invitees for purposes of parking. There shall be excluded from the common area and restricted for the exclusive use of Lessor twelve (12) reserved parking spaces which shall be designated for Lessor's use and located in the sole discretion of Lessor. Lessor shall, at all times during the term of this Lease, make availabe to Lessee no less than thirty-three
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(33) parking spaces of which two (2) shall be specifically reserved for Lessee in the location currently used by Lessee.
                1.2 COMMON AREAS. All portions of the office building of which the Leased Premises forms a part which are not specifically designated as the Leased Premises on EXHIBIT A annexed hereto shall be deemed common areas. The Lessor shall have absolute control over the use of such common areas by the Lessee and all other tenants. Lessor's control of the common areas shall not be exercised in such a manner as to limit Lessee's access to the Leased Premises at all times.
                1.3 CONDITIONS.  The demise is made subject to the following:
                           a. All existing easements for public roads and public
utilities, including avigational easements;
                           b. Any law, ordinance or governmental regulation
(including, but not limited to, the rules and regulations of the City-County Planning Commission of Warren County, Kentucky) restricting or regulating or prohibiting the occupancy, use or enjoyment of the Leased Premises;
                           c. All applicable building and use restrictions of
record; and
                           d. The proper performance by the Lessee of all of the
terms and conditions contained in this Lease.
                1.4 CONDITION, INSPECTION AND ACCEPTANCE OF THE PROPERTY. Neither the Lessor nor any representative of the Lessor has made any warranties or representations upon which Lessee relies with respect to the physical condition of the Leased Premises except as expressly set forth in the provisions of this Lease. The taking of possession of the Leased Premises by the Lessee shall be conclusive evidence that the Lessee accepts the same "as is" and that the Leased Premises and the building of which the same form a part were in good condition at the time possession was taken, without representation or warranty, express or implied, in fact or by law, by the Lessor and without recourse to the Lessor as to the nature, condition or useability of the Leased Premises or the uses to which the Leased Premises may be put.
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ARTICLE 2.  TERM
                  2.1 COMMENCEMENT AND TERM. The term of this Lease shall be ten
(10) years commencing the 1st day of August, 2005, and ending on the 31st day of July, 2015, unless sooner terminated as herein provided.
                  2.2 HOLDOVER BY LESSEE. Should the Lessee remain in possession of the Leased Premises after the expiration of the original term of this Lease, such possession shall be as a month-to-month tenancy and shall not be deemed or construed to be a renewal or extension of this Lease. During such month-to-month tenancy, rent shall be payable at the same rate as that in effect during the last month of the preceding term, and all other provisions of this Lease shall remain applicable. Said month-to-month tenancy may be terminated by Lessor at the end of any month upon ninety (90) days' prior written notice to Lessee.
                  2.3 TERM DEFINED. The terms "term" or "term of this Lease" shall mean the term set forth in Paragraph 2.1.
ARTICLE 3.  RENT
                  3.1 RENT. Lessee shall pay to Lessor during the term of this Lease total rental of ONE MILLION ONE HUNDRED NINETY FOUR THOUSAND FOUR HUNDRED FIFTY-FIVE DOLLARS ($1,194,455.99) in equal monthly installments during the initial five (5) years of the term of this Lease of NINE THOUSAND SIX HUNDRED FOURTY-THREE DOLLARS AND 58/100 ($9,643.58) each and equal monthly installments during the second five (5) years of the term of this Lease of TEN THOUSAND TWO HUNDRED SIXTY-FIVE DOLLARS AND 75/100 ($10,265.75) each; the first said installment being due and payable upon the commencement of this Lease. It is expressly agreed that the Leased Premises is leased for a total rental of ONE MILLION ONE HUNDRED NINETY FOUR THOUSAND FOUR HUNDRED FIFTY-FIVE DOLLARS ($1,194,455.99) for the term hereof payable at the time of the making of this Lease and that the provisions herein contained for the payment of such rent in installments are for the convenience of the Lessee, only.
                  3.2 PLACE AND MANNER OF PAYMENT. All payments of rent shall be made by Lessee to Lessor without notice or demand at such place as Lessor may from time to time designate in writing. For the present, the Lessor designates 1805 Campbell Lane, Bowling Green, Kentucky 42104, as the place for the making of the payments of rent. Any extension of time for the payment of any installment of rent or the acceptance by Lessor of any payment by Lessee of less than the monthly required payment shall not be deemed a waiver of the rights of Lessor to insist on having all other payments of rental made in the manner and at the time herein specified. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly installments of rent stipulated in this Lease shall be deemed other than a payment on account of the earliest rent due, and Lessor may accept such payment without prejudice to its rights to recover the balance of the rent or to pursue any other remedy provided in this Lease.
                  3.3 LATE CHARGE. Lessee covenants and agrees, in addition to the above set forth rental, to pay a late charge of five percent (5%) of each installment each time the rental is not received by Lessor within fifteen (15) business days of the due date, regardless of the cause, including dishonored checks; TIME BEING OF THE ESSENCE.
                  3.4 ADDITIONAL RENT. All sums, other than the basic rent, which may be due and payable or are to be paid by Lessee under this Lease shall be payable on demand and shall be deemed to be additional rent hereunder.
ARTICLE 4.  USE
                  4.1 PERMITTED Use. The Lessee may use and occupy the Leased Premises for any lawful purpose except as restricted in Article 4.2. Lessee shall not use or knowingly permit any part of the Leased Premises to be used for any unlawful purposes.
                  4.2 PROHIBITED USES. Lessee shall not use, occupy or permit the Leased Premises or any part thereof to be used as a bank or financial institution or as an office dealing in stocks, bonds, mutual funds or other investment securities without the express written consent of Lessor.
      Lessee shall not use, occupy, suffer or permit the Leased Premises or any part thereof to be used or occupied for any purpose contrary to law or the rules and regulations of any public authority or the requirements of any insurance underwriters or rating bureaus or in any manner so as to increase the cost of insurance to Lessor over and above the normal cost of such insurance for the use above permitted for the type and location of the building of which the Leased Premises are a part.  Lessee shall, on demand, reimburse Lessor for all extra premiums caused by Lessee's use of the Leased Premises whether or not Lessor has consented to such use.
                           Lessee shall promptly comply with all present and
future laws, regulations or rules of any county, state,
federal or other governmental authority and any bureau and department thereof.
                           Lessee shall  indemnify  Lessor against all costs,
expenses,  liabilities,  losses,  damages,  injunctions,
suits, fines, penalties, claims and demands, including reasonable attorneys' fees, arising out of any violation of or default in these covenants.
ARTICLE 5.  ENVIRONMENTAL COMPLIANCE
                  5.1 HAZARDOUS MATERIALS. Lessee shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, transported through, stored, kept, used, discharged or disposed in or about the Leased Premises. Hazardous Materials brought upon, transported, used, kept or stored in or about the Leased Premises which is necessary for Lessee to operate its business shall be brought upon, transported, used, kept and stored only in quantities necessary for the usual and customary operation of Lessee's business and in a manner that complies with all laws, rules, regulations, ordinances, codes or any other governmental restriction or requirement of all federal, state and local governmental authorities having jurisdiction and regulating the Hazardous Material and all producers and manufacturers' instructions and recommendations to the extent they are stricter than laws, rules, regulations, ordinance, codes or permits. Lessee expressly indemnifies and agrees to defend, protect and hold harmless Lessor from any and all claims, sums paid in settlement of claims, judgments, damages, clean-up costs, penalties, fines, costs, liabilities, losses or expenses (including, without limitation, attorneys, consultants and experts' fees and any fees by Lessor to enforce this indemnity agreement) which arises during or after the term as a result of Lessee's breach of the obligations or the release or contamination of the Leased Premises including, without limitation, diminution in value of the Leased Premises or the property of which same forms a part, damages for the loss of or the restriction on the use of, rentable or useable space of the Leased Premises or the property of which same forms a part and damages arising from any adverse impact on the sale or lease of the Leased Premises or the property of which same forms a part. This indemnity includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup,remedial, removal or restoration work required by any federal, state or local governmental agency. Without limiting the foregoing, if the presence of Hazardous Material on the Leased Premises caused or permitted by Lessee results in contamination, release or threatened release of Hazardous Material on, from or under the Leased Premises or the property of which same forms a part, Lessee shall promptly take all actions, at its sole cost and expense, which are necessary to return the Leased Premises and the property of which same forms a part to the condition existing prior to the introduction of the Hazardous Material. This indemnity shall survive the expiration date or earlier termination of this Lease and shall survive any transfer of Lessor's interest in the property of which the Leased Premises forms
a  part.  "Hazardous  Material"  means  any  hazardous,   radioactive  or  toxic
substance, material or waste including, but not limited to, those substances, materials and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency's Hazardous Substances (40 CFR, Part 302), and amendments thereto, and any material, waste or substance which is (a) defined as a "Hazardous Waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act (42 USC ss.6901, et seq) or (b) defined as a "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 USC ss.9601, et seq).
ARTICLE 6.  TAXES
                  6.1      TAXES PAID BY LESSOR.
                           a. PAYMENT OF TAXES. The Lessor shall pay, before any
fine, penalty, interest or costs may be added thereto for the nonpayment thereof, all taxes and assessments upon the Leased Premises and upon the buildings and improvements thereon and personalty therein which are assessed during the Lease term.
                           b. EXCLUDED TAXES. Nothing contained in this Lease
shall require the Lessor to pay any franchise, corporate or income tax of the Lessee.
                  6.2 LESSOR'S RIGHT TO CONTEST TAXES. The Lessor shall have the right to contest and review by legal proceedings the amount or validity of any tax or other assessments by appropriate legal proceedings at Lessor's own expense and free of expense to the Lessee but this shall not be deemed or construed in any way as relieving, modifying or extending the Lessor's covenant to pay any tax or other charge at the time and in the manner as in this article provided unless the legal proceeding shall operate to prevent the collection of the tax so contested
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

and the sale of the Leased Premises or any part thereof to satisfy same. Upon termination of such legal proceedings, the Lessor shall pay the amount of any such tax, imposition or other charge or a part thereof as finally determined in such proceedings; the payment of which may have been deferred during the prosecution thereof, together with any costs, fees, interest, penalties or other liabilities in connection therewith. The Lessee shall not be required to participate or join in any such proceeding unless such action on its part is necessary or advisable for the prosecution of such proceeding; however, the Lessee shall not be subject to any liability for the payment of any costs or expenses in connection therewith, and Lessor covenants to indemnify and save harmless Lessee from any such costs or expenses.
                  6.3 LESSEE'S OPTION TO CURE LESSOR'S DEFAULT. In the event that the Lessor shall fail, refuse or neglect to make any of the payments hereinabove required, then Lessee may, at its option, pay same, and the amount or amounts so paid, including reasonable attorneys' fees and expenses which might have been incurred because of or in connection with such payment, shall be repaid by Lessor to Lessee upon demand and the payment thereof may be collected or enforced by Lessee by crediting the same to the next installment or installments of rental due pursuant to the terms of this Lease.
ARTICLE 7.  ADDITIONAL RENT
                  7.1 REIMBURSEMENT OF DEFAULT EXPENSES. The Lessee shall pay and indemnify the Lessor against all legal costs and charges, including counsel fees, reasonably incurred in obtaining possession of the Leased Premises after default of the Lessee or after the Lessee's default in surrendering possession upon the expiration or earlier termination of the term of the Lease or in enforcing any covenant of the Lessee in this Lease.
                  7.2 REIMBURSEMENT OF EXPENSES OF CURING LESSEE'S DEFAULT. If the Lessee defaults in the observance or performance of any of the terms or provisions of this Lease, the Lessor may, without notice, perform the same for the account of the Lessee. If the Lessor makes any expenditures or incurs any obligations for the payment of money in this connection including, but not limited to, attorneys'fees, such sums shall be deemed to be additional rent and shall be paid by the Lessee to the Lessor within fifteen (15) days of the rendition of any bill or statement to the Lessee therefor.

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
           7.3 REIMBURSEMENT OF LITIGATION EXPENSES. In case the Lessor shall, without fault on its part, be made a party to any litigation commenced by or against the Lessee, the Lessee shall pay all costs, including reasonable attorneys' fees, incurred by or against the Lessor in connection with such litigation.
                  7.4 LANDLORD'S LIEN. All costs provided in this Lease to be paid by the Lessee shall, if paid or incurred by the Lessor, be a landlord's lien upon the Leased Premises and the Lessee's interest in any personal property placed upon the Leased Premises at any time during the term of this Lease and upon the leasehold interest hereby created.
ARTICLE 8.  REPAIR AND MAINTENANCE
                  8.1 LESSOR MAINTENANCE. Lessor shall keep and maintain in good order and repair the roof and structural portions of the office building of which the Leased Premises forms a part, including the exterior portion of all walls, all doors, windows, glass, utility facilities, plumbing and sewage facilities and fixtures, heating and air conditioning (including exterior mechanical equipment, exterior utility facilities and exterior electrical equipment serving the office building). Lessor shall further keep and maintain in good order and repair the common areas, including lobbies, parking lot and landscaping surrounding the office building of which the Leased Premises forms a part, which maintenance shall include snow removal when necessary.
                  8.2 LESSEE MAINTENANCE. Throughout the term of the Lease, the Lessee shall take good care of the Leased Premises and the fixtures and appurtenances therein and, at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty excepted. Notwithstanding anything in this Lease to the contrary, all damage or injury to the Leased Premises or to any part of the office building of which same forms a part or to its fixtures, equipment and appurtenances (whether requiring structural or non-structural repairs) caused or resulting from the carelessness, omission, neglect or improper conduct of Lessee, Lessee's servants, employees,invitees or licensees, shall be repaired promptly by Lessee, at Lessee's sole cost and expense to the satisfaction of Lessor. Lessee shall further repair all damage to the Leased Premises and the office building of which same forms a part caused by the moving of Lessee 's fixtures, furniture and equipment. All of the aforesaid repairs shall be of quality or class equal to the original work or construction. If Lessee fails, after ten (10)
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
days' notice, to proceed with due diligence to make repairs required to be made by Lessee, the same may be made by the Lessor at the expense of the Lessee, and the expenses thereof incurred by Lessor shall be collectible as additional rent after the rendition of a bill or statement therefor.
                  8.3 LESSEE'S RIGHT TO ALTER AND IMPROVE. Lessee shall not make or permit to be made any alterations, improvements and/or additions of any kind or nature to the Leased Premises or any part thereof except by and with the prior consent of Lessor, which consent shall not be unreasonably withheld. All alterations, improvements and additions to the Leased Premises shall be made in accordance with all applicable laws and shall at once when made or installed be deemed to have attached to the freehold and to have become the property of Lessor and shall remain for the benefit of the Lessor at the expiration of the Lease term or any extended term in as good order and condition as they were when installed, reasonable wear and tear excepted. Provided, however, if prior to the termination of this Lease or within fifteen (15) days thereafter, if Lessor so directs, Lessee shall promptly remove the additions, improvements, fixtures and installations which were placed in the Leased Premises by Lessee and repair any damage occasioned by such removal. Upon Lessee's failure to affect such removals and repairs, Lessor may, at its option, effect same at Lessee's expense.
                           All alterations, improvements or additions made by
Lessee shall utilize materials which are new, and both workmanship and materials shall be of comparable quality.
                           In the event of the making of such  alterations,
improvements and/or additions as herein provided, Lessee shall indemnify and save harmless Lessor from all expenses, liens, claims or damages to either persons or property arising out of or resulting from the undertaking or making of said alterations, additions and improvements.
ARTICLE 9.  UTILITIES
                  9.1 Lessor shall contract for in its own name and shall provide for all utility services rendered or furnished to the office building of which the Leased Premises forms a part, including heat, water, gas, electricity, fire protection, sewer and the like, together with all taxes levied or other charges on such utilities. Lessee shall pay to Lessor an amount equal to twenty-three percent (23%) of such utility charges on a monthly basis within ten
(10) days after receiving an itemized statement with appropriate evidence of charges.

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
                           Unless caused by Lessor's affirmative act of
negligence, Lessor shall not be liable for any failure of water supply, gas or electric current or for any injury or damage to person or property or loss suffered by the business or occupation of Lessee caused by water from any source whatsoever or from the bursting, overflowing or leaking of sewer or steam pipes or from the heating or plumbing fixtures or from electric wires or from gas or odors or caused in any other manner whatsoever.
                           All telephone service, cable television and internet
service, whether cable or otherwise, to be installed on the Leased Premises shall be the responsibility of the Lessee as well as all costs incurred for the use of same.
ARTICLE 10.  INSURANCE.
                  10.1 INSURANCE REQUIRED OF LESSOR. During the term of this Lease, the Lessor will, at the Lessor's sole cost and expense, continuously insure against such risks and in such amounts with respect to the Leased Premises as are generally insured against by corporations of like size, character and location, including at least, but not limited to, (i) hazard insurance to the extent of the full insurable value of the Leased Premises for loss or damage by fire, with the standard extended coverage, vandalism and malicious mischief endorsements and (ii) comprehensive liability insurance with reference to the Leased Premises.
                  10.2 INSURANCE REQUIRED OF LESSEE. During the term of this Lease, the Lessee will, at the Lessee's sole cost and expense:
                           a. Maintain insurance against liability of the Lessor
and the Lessee imposed by law or assumed by contract for injuries to persons (other than from professional malpractice) and for death of persons from such injury in the minimum amount of $300,000.00 basic liability with a $1,000,000.00 umbrella limit for bodily injury, death and property damage occurring on real property and improvements thereon leased by the Lessee.
                                    The Lessee shall provide the Lessor with
certificates of the respective insurers specifying that the required insurance is in force and effect.
                           b. Maintain workers' compensation insurance or a
program of self-insurance complying with the requirements of the laws of the Commonwealth of Kentucky.
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
                           c. Lessee shall be solely responsible for insuring
the personal property of the Lessee upon the leased premises.
                  10.3 ADDITIONAL PROVISIONS RESPECTING INSURANCE. All insurance carried pursuant to Paragraphs 10.1 and 10.2 hereof shall be with responsible and reputable companies authorized to transact business in the Commonwealth of Kentucky. All policies of insurance shall contain a provision that prior to cancellation of such insurance the carrier shall give at least thirty (30) days' written notice of the proposed cancellation to the insureds named thereon. The policies shall be open to inspection by the insureds named thereon. Copies of each policy or certificates of insurance describing the policy or appropriate binders shall be made available for inspection during regular business hours by each party. If any change is made in the insurance as to either amount or type of coverage, a description and notice of the change shall be immediately furnished to the insureds named thereon.
ARTICLE 11.  DAMAGE, DESTRUCTION AND CONDEMNATION
                  11.1     FIRE OR OTHER CASUALTY LOSSES.
                           a. RESTORATION OF DAMAGED PREMISES. In the event the
Leased Premises are damaged or destroyed or rendered partially untenantable for its then use by fire or other casualty insured by Lessor, Lessor shall promptly repair, but only from insurance proceeds upon the building comprising a portion of the Leased Premises, the premises and restore same to substantially the condition in which it was immediately prior to the happening of such casualty. Should insurance proceeds be inadequate to perform said repairs, Lessee may, at its option, pay the additional cost of said repair or terminate this Lease. Nothing herein contained shall be construed to require Lessor to expend any sums other than insurance proceeds for repair or restoration.
                           b. RENT ABATEMENT. During the period from the date of
such casualty until the Leased Premises are repaired and restored, Lessee's obligation to pay rental due hereunder shall be abated on an equitable basis.
                           c. TERMINATION OPTION. Notwithstanding the foregoing,
in the event that fifty percent (50%) or more of the building of which the Leased Premises forms a part is destroyed or rendered untenantable by fire or other casualty, either party shall have an option to terminate this Lease effective as of the date of such casualty by giving to the other party, within one hundred twenty (120) days after the happening of such casualty, written notice of such termination. In the event that the Lease is terminated pursuant to this section, Lessor shall promptly repay to Lessee any rentals or other charges paid in advance which have not been earned as of the date of such event.
ARTICLE 12.  CONDEMNATION
                  12.1 COMPLETE OR SUBSTANTIAL CONDEMNATION. If the whole of the Leased Premises or such portion thereof as will make the Leased Premises unsuitable for the purposes leased is condemned for any public use or purpose by any legally constituted authority, then, and in that event, this Lease shall cease from the time when possession is taken by such public authority, and rental shall be accounted for between Lessor and Lessee as of the date of the surrender of possession. Such termination shall be without prejudice to the rights of either the Lessor or Lessee to recover compensation from the condemning authority for any loss or damage caused by such condemnation. Neither Lessor nor Lessee shall have any rights in or to any award made to the other by the condemning authority.
                  12.2 PARTIAL CONDEMNATION. If, during the term of this Lease, less than the entire Leased Premises shall be taken in any such proceeding and if the Leased Premises is not thereby rendered unsuitable for the purposes leased, then, and in that event, this Lease shall, upon vesting of title in the proceeding, terminate solely as to the part so taken, and Lessor shall be entitled to the total award made in any such proceeding. If this Lease is not terminated as a result of complete or substantial condemnation as hereinabove set forth, this Lease shall continue for the balance of its term as to the part of the Leased Premises remaining without any reduction or abatement of or effect upon the term hereof or the liability of the Lessee to pay in full the rent herein provided to be paid; however, the rental shall be calculated at the rate of SEVENTEEN DOLLARS AND 50/100 ($17.50) per square foot during the first five
(5) years of the term of this Lease and EIGHTEEN DOLLARS AND 50/100 ($18.50) per square foot during the second five (5) years of the term of this Lease based upon the actual square footage of the Leased Premises remaining which is suitable for the purposes leased. In addition, in the event more than twenty percent (20%) of the parking area servicing the Leased Premises and devoted exclusively to Lessee shall be taken as a result of the exercise of the power of eminent domain and if the Lessor shall not within a reasonable period of time furnish equivalent parking space, Lessee shall have the right and option to terminate this Lease. If Lessee elects to
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
terminate this Lease, such termination shall be effected by notice from Lessee specifying a date not more than seventy-five (75) days after the date of such notice as the date of such termination.
ARTICLE 13.  ASSIGNMENT AND SUBLEASING
                  13.1 LESSEE NOT ENTITLED TO ASSIGN OR SUBLEASE WITHOUT CONSENT OF LESSOR. The Lessee shall not have the right to assign this Lease or sublet the Leased Premises, in whole or in part, without the Lessor's prior written consent, which consent shall not be unreasonably withheld.
ARTICLE 14.  EXCULPATION AND INDEMNIFICATION
                  14.1 The Lessor shall not be liable for any injury or damage to personal property occurring within the Leased Premises unless caused by or resulting from the negligence of the Lessor, its agents, servants or employees.
                  14.2 All Lessee's personal property of every kind which may at any time be in the Leased Premises shall be at Lessee's sole risk or at the risk of those claiming under Lessee, and Lessor shall not be liable for any damage to said property or loss suffered by the business or occupation of Lessee except where such loss or damage arises from the willful or negligent misconduct of Lessor.
                  14.3 Lessee shall defend, indemnify and hold Lessor harmless from and against any claim, loss, expense or damage to any person or property in or upon the Leased Premises arising out of Lessee's use or occupancy of said premises or any act or negligence of Lessee or Lessee's servants, employees or agents or any change, alteration or improvement made by Lessee in the Leased Premises. If Lessor is required to pay any amount for property damage or personal injury resulting from the failure of the Lessee to observe or perform any covenant of this Lease required to be performed by Lessee, then the sum so paid by Lessor, together with all costs, damages and reasonable attorneys' fees, shall be considered additional rent due in the months ucceeding such payment and collectible at such time.
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
ARTICLE 15.  NOTICES
                  15.1 Any notice, request, demand, approval, consent or other communication which Lessor or Lessee may be required or permitted to give to the other party shall be in writing and shall be mailed to the other party at the address set forth as follows:
                           To the LESSOR:

                           Citizens First Bank
                           1805 Campbell Lane
                           Bowling Green, KY  42104

                           To the LESSEE:

                           Martin Management Group, Inc.
                           1065 Ashley Street
                           Bowling Green, KY  42103

Any such notice, demand, request or other communication shall be mailed by certified or registered mail, return receipt requested and shall be deemed to have been given at the time same is duly deposited and/or registered in any United States Post Office or branch Post Office. Any bill, statement or communication other than notices provided for in this Lease shall be sufficiently given if delivered personally, left at the Leased Premises with a person of suitable discretion or sent by mail addressed to the address as hereinabove set forth, and the date of such service or deposit in the United States Mail shall be deemed the date of rendition of any such bill, statement or communication.
ARTICLE 16.  DEFAULT BY LESSOR
                  16.1 In the event of a default by Lessor in observance or performance of any terms, covenants or conditions contained in this Lease for a period of thirty (30) days after written notice from Lessee, then Lessee shall have the right, at its option, either to:
                           a. Expend such funds as are reasonably
necessary to cure the default of Lessor and make repairs or any other obligations of Lessor and to deduct the cost of same against any payment for rent, taxes or other payments due Lessor until Lessee is fully reimbursed at which time the obligation to make said payments to Lessor shall begin again; or
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
                           b. Lessee may take whatever action in law or in
equity which may appear necessary or desirable to protect its rights or to enforce performance and observance of any obligation, agreement or covenant of Lessor under this Lease.
ARTICLE 17.  DEFAULT BY LESSEE
                  17.1     The following shall be a default by Lessee:
                           a. The failure to pay when due an installment of
rental, or any other payment required to be made, in whole or in part, if the failure shall continue for five (5) days after written notice to Lessee; and/or
                           b. The failure to observe or perform any other
provision of this Lease, if the failure continues for ten (10) days after written notice to Lessee; if the default cannot reasonably be cured within ten (10) days, Lessee shall not be in default if Lessee begins to cure the default within ten (10) days and diligently cures the default; and/or
                           c. The making by Lessee of a general assignment for
the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt, or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless a petition filed against Lessee is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Leased Premises or of Lessee's interest in this Lease if possession is not restored to Lessee within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Leased Premises, or of Lessee's interest in this Lease, if the seizure is not discharged within thirty (30) days; and/or
                           d. The failure more than twice within a 12-month
period to make any payment of rental, provided Lessor has given Lessee the required written notices in each case. The third failure shall be a non-curable default.
                   17.2 In addition to any other remedies available to Lessor at law or in equity for default, Lessor shall have the immediate option, upon Lessee's default, to terminate this Lease and the rights of Lessee by written notice to Lessee. If Lessor elects to terminate, Lessor shall have the right to recover from Lessee:
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
                           a. The worth at the time of the award of any unpaid
rental which has been earned at the time of termination; and
                           b. The worth at the time of the award of the amount
of any unpaid rental which would have been earned after termination until the time of the award; and
                           c. Any other amount necessary to compensate Lessor
for the detriment proximately caused by Lessee's failure to perform its obligations (including the costs and expenses of recovering the Leased Premises and reasonable attorneys' fees) or which would be likely to result from Lessee's failure; and
                           d. At Lessor's election, other amounts permitted by
applicable law.
                  17.3 Lessor shall also have the right if Lessee defaults under the Lease to reenter the Leased Premises and remove all persons and property from the Leased Premises. The property may be stored at Lessee's cost. Lessor shall not, however, be required to remove any property from the Leased Premises nor required to store same. In the event Lessor does elect to store Lessee's property, it shall not be required to store same for a period in excess of thirty (30) days after which the property shall be deemed to have been abandoned by Lessee at which time Lessor shall be entitled to dispose of same with all costs incurred by Lessor in removal and disposition to be assessed against Lessee. Lessor shall not be liable to Lessee for loss or damage resulting from an entry by Lessor. Lessee shall pay as additional rental, upon demand, expenses incurred or paid by Lessor because of Lessor's entry.
                  17.4 If Lessor elects to reenter or take possession of the Leased Premises pursuant to legal proceedings or notice, and if Lessor dos not elect to terminate this Lease, then Lessor may from time to time, without terminating this Lease, either recover rental as it becomes due or relet the Leased Premises or any part of it for any length of time, rental and conditions that Lessor, in its sole discretion, deems advisable. Lessor shall have the right to make alterations and repairs to the Leased Premises. If Lessee has left all or any of its trade fixtures, furniture, furnishings, signs, stock or other personal property in the Leased Premises, that shall not preclude a determination that a vacation or abandonment has occurred.
                  17.5 If Lessor elects to relet, rental received by Lessor from reletting shall be applied: first, to the payment of indebtedness other than rental due Lessor from Lessee; second, to the payment of the cost of reletting; third, to the payment of the cost of alterations and repairs to the Leased Premises; fourth, to the payment of
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
rental due and unpaid; and the remainder, if any, shall be applied to the payment of future rental that may become due. If the rental received from reletting during any month which is applied to the payment of rental is less than the rental payment during that month by Lessee, Lessee shall pay the deficiency to the Lessor. The deficiency shall be calculated and paid monthly. Lessee shall also pay Lessor, as soon as ascertained, the costs and expenses incurred by Lessor to relet or make alterations and repairs not covered by the rental received from the reletting of the Leased Premises. Nothing herein contained shall be construed to require the Lessor to relet the Leased Premises, and the determination as to whether or not to do so is solely in Lessor's discretion.
                  17.6 A reentry or taking possession of the Leased Premises by Lessor shall not be construed to be an election to terminate this Lease, nor shall it cause a forfeiture of rental remaining to be paid during the balance of the term, unless a written notice of that intention is given to Lessee or the termination is decreed by a court of competent jurisdiction. Notwithstanding a reletting without termination by Lessor because of default by Lessee, Lessor may at any time after reletting elect to terminate this Lease for any default.
ARTICLE 18.  SURRENDER OF PREMISES
                  18.1 Lessee shall, upon expiration of the term, or the earlier termination of this Lease, surrender to Lessor, without damage, injury, disturbance or payment, the Leased Premises including, without limitation, all apparatus, equipment, alterations, improvements and additions by either party to, in, upon or about the Leased Premises. If Lessee shall be in default, Lessee shall not have the right to remove trade fixtures, signs and other personal property. They shall remain or become, as the case may be, the property of Lessor. Lessee, at its sole expense, shall immediately repair damage to the Leased Premises caused by Lessee vacating the Leased Premises or by Lessee's removal of trade fixtures, signs and other personal property. Lessee shall comply with all laws and governmental regulations applicable to the removal and repair of the property. Lessee shall not create a disturbance or health problem for customers, agents, invitees or other parties in the office building of which the Leased Premises forms a part as a result of the removal or repair. Any property not removed may be deemed byLessor to be abandoned by Lessee and may be retained by Lessor, be removed and stored for Lessee or disposed of, at Lessee's sole cost. Lessor shall not be required to remove any property from the Leased Premises nor required to store same. In the event Lessor does elect to store Lessee's property, it shall not be required to store same for a period in excess of thirty (30) days after which the property shall be deemed to have been abandoned by Lessee at which time Lessor shall be entitled to dispose of same with all costs incurred by Lessor in removal and disposition to be assessed against Lessee. Lessee shall surrender the Leased Premises to Lessor free of Hazardous Material and free of any violation of any environmental rule or regulation. Lessee's obligation to observe and perform the provisions of this Article 18 shall survive the expiration of the term or earlier termination of this Lease.
ARTICLE 19.  MISCELLANEOUS
                  19.1 GOVERNING LAW. This Lease shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Kentucky. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provision.
                  19.2 PLURAL/SINGULAR GENDER TO BE READ IN CONTEXT. Any word contained in the text of this Lease shall be read as the singular or the plural and as the masculine, feminine or neuter gender as may be applicable in the particular context.
                  19.3 JOINT AND SEVERAL OBLIGATION OF LESSEES. If there is more than one Lessee, the covenants of the Lessees shall be the joint and several obligations of each such party; and if the Lessee is a partnership, the covenants of the Lessee shall be joint and several obligations of each of the partners and the obligations of the firm.
                  19.4 ATTORNEYS' FEES AND EXPENSES. In the event either party shall be required to engage legal counsel for the enforcement of any of the terms of this Lease, whether or not such employment shall require institution of suit, the defaulting party shall be responsible for and shall promptly pay to the non-defaulting party all costs, fees (including reasonable attorneys' fees) and other expenses incurred by the non-defaulting party as a result of such default.
                  19.5 BINDING EFFECT. The provisions of this Lease shall be binding on and inure to the benefit of the parties, their legal representatives, heirs, successors and permitted assigns. Each term and each provision of this Lease to be performed by Lessee shall be construed to be both an independent covenant and a condition. The reference contained herein to successors and assigns of Lessee is not intended to constitute a consent to assignment by Lessee but as reference only to those instances in which Lessor may have given written consent to a particular assignment.

                  19.6 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Lessor and Lessee; it being expressly understood and agreed that neither the computation of rent nor any other provisions contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Lessor and Lessee other than the relationship of landlord and tenant.
                  19.7 TITLES OF PARAGRAPHS AND ARTICLES FOR CONVENIENCE AND REFERENCE ONLY. The titles of the articles and paragraphs throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.
                  19.8 PRIOR REPRESENTATIONS INCORPORATED HEREIN. All negotiations, considerations, representations and understandings between the parties are incorporated in this Lease, and Lessee acknowledges that Lessor, its agents and representatives, have made no representations, warranties or promises with respect to the building, the surrounding land or the Leased Premises except as may be expressly set forth herein.
                  19.9 MODIFICATION. This Lease contains the entire agreement between the parties, and any agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.
                  19.10 SEVERABILITY. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.
                  19.11 WAIVER. No delay in exercising or omission of the right to exercise any right or power by Lessor shall impair any such right or power or shall be construed as a waiver of any breach or default or as
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acquiescence thereto. One or more waivers of any covenants, terms or conditions of this Lease by Lessor shall not be construed by the other party as a waiver of a continuing or subsequent breach of the same covenant, provision or condition. The consent or approval by Lessor to or of any act by Lessee of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act. The receipt by Lessor of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Lessor unless such waiver be in writing signed by Lessor.
                  19.12 MUTUAL NEGOTIATION. This Lease and the language contained herein have been arrived at by the mutual negotiation of the parties. Accordingly, no provision hereof shall be construed against one party in favor of another party hereby by reason of draftsmanship.
                  19.13 Waiver of Jury Trial. LESSOR AND LESSEE ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF OR IN ANY WAY RELATED TO THIS LEASE.
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                  IN TESTIMONY WHEREOF witness the signatures of the parties hereto on the day and date first above written.

                                                         LESSOR:

                                                   CITIZENS FIRST BANK

                                                 BY: _/s/ Mary D. Cohron
                                                     /s/ Mary D.Cohron

                                                         LESSEE:

                                                  MARTIN MANAGEMENT GROUP, INC.

                                                 BY:  _/s/ Cornelius A. Martin
                                                       -----------------------
                                                           Cornelius A. Martin
                                            56